THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Supplement dated September 27, 2016
to the Currently Effective Prospectus and Statement of Additional Information (SAI)

The Prudential Variable Contract Account-11 (VCA 11) is offered within the MEDLEY Program. The Committee of VCA 11 met recently and approved seeking contract owner approval to restructure and reorganize VCA 11. The proposed restructuring and reorganization is further explained below.

VCA 11 is currently organized under New Jersey law as a separate account of The Prudential Insurance Company of America (PICA). VCA 11 is currently registered under the Investment Company Act of 1940 (1940 Act) with the US Securities and Exchange Commission (SEC) as a management investment company. VCA 11 invests in money market instruments and other short-term debt obligations.

At the meeting of the Committee, VCA 11’s investment adviser, Prudential Investments LLC (PI), recommended and the Committee approved a proposed restructuring and reorganization due to VCA 11’s declining asset base and potential for difficulty in managing VCA 11’s investment operations as assets continue to decrease.

The proposed restructuring and reorganization requires approval by a vote of contract owners. If approved by contract owners, VCA 11 will restructure its form of registration under the 1940 Act from a management investment company to a unit investment trust, and will reorganize by transferring its portfolio securities to the Government Money Market Portfolio of The Prudential Series Fund. As part of the reorganization, the Government Money Market Portfolio will issue shares of beneficial interest to VCA 11. As a unit investment trust, VCA 11 will invest solely in shares of the Government Money Market Portfolio, and the Committee will be dissolved.

A combined proxy statement and prospectus providing more information and details about the proposed restructuring and reorganization will be filed with the SEC and sent to contract owners later in 2016. If approved by contract owners, it is anticipated that the restructuring and reorganization will be completed during the second quarter of 2017. Contract owners are urged to read the proxy statement and prospectus carefully.